CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Reports of Northeast Pennsylvania Financial Corp. (the "Company") on Form 10-K and 10-K/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on December 30, 2002 and January 8, 2003, respectively (the "Reports"), I, E. Lee Beard, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

  The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/E. Lee Beard
                                                     Chief Executive Officer and Chief Financial Officer
                                                     January 8, 2003